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                                                              EXHIBIT 99.12

                               June 16, 1999

GreenMountain.com Company
55 Green Mountain Drive
South Burlington, Vermont 05407-2206

           Re: Consent to Being Named in Registration Statement
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Ladies and Gentlemen:

   Pursuant to Rule 438 of the Securities Act of 1933, as amended, I hereby consent to my being named as a person who is to become a member of the Board of Directors of GreenMountain.com Company (the "Company") in the Company's Registration Statement on Form S-1.

                                          Sincerely,



                                          /s/ Dianne Dillon-Ridgley
                                          -----------------------------------
                                          Dianne Dillon-Ridgley